                                                                   EXHIBIT 10.19

                           AGREEMENT AMONG GUARANTORS


         This Agreement (the "Agreement") is made and entered into as of January 22, 1999, by and among Stephen D. King ("King"), Jerry L. Ruyan ("Ruyan") Andrew Green ("Green") (each also a "Guarantor"), and Cafe Odyssey, Inc., a Minnesota corporation (the "Company").

                                  INTRODUCTION

         A. The Company is a party to a Loan Agreement dated October 9, 1996 with PNC Bank, Ohio, National Association, as amended (the "PNC Loan Agreement").

         B. As of September 23, 1998, the Company entered into a Revolving Promissory Note (the "Note") with The Provident Bank, an Ohio banking corporation ("Provident") in order to retire the Company's indebtedness under the PNC Loan Agreement and obtain additional financing (collectively, the "Provident Financing"). The Provident Financing consists of a first tranche in the principal amount of $1,000,000 (the "First Tranche") and a subsequent or concurrent second tranche in a principal amount of up to $2,000,000 (the "Second Tranche").

         C. In connection with the Second Tranche, Provident required guarantors to execute Several Limited Guarantees (each, a "Second Tranche Guaranty") of the Note and pledge certain assets to Provident. King and Ruyan have each executed a $500,000 Second Tranche Guaranty, Green is executing a $500,000 Second Tranche Guaranty concurrently herewith and Green will execute another $500,000 Second Tranche Guaranty on or before March 10, 1999.

         D. In consideration of Green's Guarantees and pledge of collateral, the Company wishes to issue to Green a warrant to purchase shares of the Common Stock, $.01 par value (the "Common Stock"), of the Company (individually a "Warrant" and collectively the "Warrants"). Green and the Company also desire to provide for the issuance of additional Warrants and payment of cash to Green if the Company does not repay the Note on a timely basis.

         E. The Company has already undertaken to issue warrants and pay cash to King and Ruyan pursuant to that certain Agreement Among Guarantors dated November 16, 1998, to which the Company, King and Ruyan are parties.

         F. The Guarantors desire to remedy the inequities that may otherwise result from enforcement of any of the Guarantees through an agreement providing for appropriate indemnification and contribution rights and obligations among the Guarantors.

        NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantors hereto agree as follows:

        1. Guarantees and Collateral. On or before the date hereof, Green has executed a $500,000 Second Tranche Guaranty and a Pledge and Security Agreement (a "Pledge") in connection therewith. Green agrees to execute another $500,000 Second Tranche Guaranty on or before March 10, 1999.

        2. Issuance of Warrants upon Execution of Second Tranche Guarantees and Pledge. In connection with the Second Tranche, the Company shall issue to Green a Warrant to purchase 200,000 shares of Common Stock in the form attached as Exhibit A hereto upon his execution of his first $500,000 Second Tranche Guaranty and a second Warrant to purchase 200,000 shares of Common Stock upon his execution of his second $500,000 Second Tranche Guaranty.

        3. Issuance of Warrants and Payment of Cash upon Company's Failure to Timely Repay the Note. If the Company does not repay the Second Tranche of the Note in full on or before September 30, 1999 (the "Due Date"), and assuming Green has executed two $500,000 Second Tranche Guarantees:

                 (a) the Company shall issue to Green a Warrant to purchase 40,000 shares of Common Stock in the form attached as Exhibit A hereto. Thereafter, for so long as any amount due under the Note shall remain unpaid, on each monthly anniversary of the Due Date, the Company shall issue to Green a Warrant to purchase 40,000 shares of Common Stock in the form attached as Exhibit A hereto; and

                 (b) the Company shall pay Green $10,000 on the Due Date, $20,000 on the first monthly anniversary of the Due Date, $30,000 on the second monthly anniversary of the Due Date and $40,000 on the third and each subsequent monthly anniversary of the Due Date until the Note is paid in full.

        4. Company Liability for Payments on Guarantees; Green's Priority. Upon Green's payment of any loss, claim, damage, expense or liability arising under the Note (each a "Claim"), the Company shall be obligated to immediately reimburse Green for the full amount of such payment. In order to secure its obligation pursuant to this Section, the Company shall execute a Security Agreement in the form attached as Exhibit B hereto. The parties agree that the Company's liability to Green under this Section 4 shall have priority over any obligation of the Company to King or Ruyan under the Agreement Among Guarantors.

        5. Draws under Provident Financing. The Chairman of the Board of the Company, in his or her sole discretion, shall determine the amount and timing of draws to be made under the Provident Financing, subject to the aggregate amounts set forth in paragraph B. above.

        6. Amendment, Waiver and Third Party Beneficiaries. This Agreement may not be amended orally, but only by an instrument in writing signed by all of the Guarantors who are parties hereto. No delay or failure on the part of any Guarantor to exercise any power or right hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof, or the exercise of any other power or right. The Guarantors acknowledge and agree that this Agreement is not intended to create any third party beneficiary rights.

        7. Partial Invalidity. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not effect other provisions or applications which can be given effect, and this Agreement shall be construed as if the lawful and unenforceable provision or application had never been contained hereby or prescribed hereby.

        8. Governing Law, Submission to Jurisdiction. All questions concerning the construction, validity and interpretation of this Agreement will be governed by and construed in accordance with the internal law, and not the law of conflicts of law, of the State of Minnesota. Each of the parties hereto consents and agrees to the jurisdiction of any state court sitting in the City of Minneapolis, State of Minnesota, or any federal court sitting in the city of Minneapolis, State of Minnesota, and waives any objection based on venue or forum non conveniens with respect to any action instituted therein.

        9. Assignment. This Agreement shall be binding upon the Guarantors and their successors and assigns and shall inure to the benefit of the Guarantors and their successors and assigns.

        10. Integration. This Agreement contains the full, final and exclusive statement of the agreement between the Guarantors relating to all matters set forth herein and supersedes all other oral and written understandings to the contrary.

        11. Counterparts. This Agreement may be executed in separate counterparts, each of which will be an original and all of which taken together will constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first above written.

                                       CAFE ODYSSEY, INC.


                                       By:    /s/ Stephen D. King
                                              --------------------------------
                                       Name:  Stephen D. King
                                              --------------------------------
                                       Title: Chief Executive Officer
                                              --------------------------------



                                       /s/ Stephen D. King
                                       ---------------------------------------
                                       STEPHEN D. KING



                                       /s/ Jerry L. Ruyan
                                       ---------------------------------------
                                       JERRY L. RUYAN



                                       /s/ Andrew Green
                                       ---------------------------------------
                                       ANDREW GREEN

                                                                       EXHIBIT A

                                    [WARRANT]

                                                                       EXHIBIT B

                               SECURITY AGREEMENT

The Warrant and the securities issuable upon exercise of this Warrant (the "Securities") have not been registered under the Securities Act of 1933 (the "Securities Act") or under any state securities or Blue Sky laws ("Blue Sky Laws"). No transfer, sale, assignment, pledge, hypothecation or other disposition of this Warrant or the Securities or any interest therein may be made except (a) pursuant to an effective registration statement under the Securities Act and any applicable Blue Sky Laws or (b) if the Company has been furnished with both an opinion of counsel for the holder, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that no registration is required because of the availability of an exemption from registration under the Securities Act and applicable Blue Sky Laws, and assurances that the transfer, sale, assignment, pledge, hypothecation or other disposition will be made only in compliance with the conditions of any such registration or exemption.

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK
                              OF CAFE ODYSSEY, INC.

WARRANT NO. PL-1                                          Bloomington, Minnesota
                                                               November 16, 1998

         This certifies that, for value received, STEPHEN D. KING, or his successors or assigns ("Holder") is entitled to purchase from Cafe Odyssey, Inc. (the "Company") Forty Thousand (40,000) fully paid and nonassessable shares (the "Shares") of the Company's Common Stock, $.01 par value (the "Common Stock"), at any time and from time to time from the date hereof until November 16, 2003, at an exercise price equal to the lower of (i) $0.75 or (ii) the price per share at which the Company sells Common Stock or issues warrants or options in any public or private transaction which is consummated between the date of this Warrant and the earlier of (a) the date of exercise of this Warrant and (b) the date on which no Guarantees by the original Holder of indebtedness of the Company to Provident Bank, an Ohio banking corporation, are still outstanding (the "Exercise Price"), subject to adjustment as herein provided.

         This Warrant is subject to the following provisions, terms and conditions:

         1.   Exercise of Warrant.

              a. Exercise for Cash. The rights represented by this Warrant may be exercised by the Holder, in whole or in part (but not as to a fractional share of Common Stock), by the surrender of this Warrant (properly endorsed, if required, at the Company's principal office in Bloomington, Minnesota, or such other office or agency of the Company as the Company may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Company at any time within the period above named), and upon payment to it by certified check, bank draft or cash of the purchase price for such Shares. The Company agrees that the Shares so purchased shall have and are deemed to be issued to the Holder as the record owner of such Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such Shares as aforesaid. Certificates for the Shares of Common Stock so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) days, after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder within such time. The Company may require that any such new

         Warrant or any certificate for Shares purchased upon the exercise hereof bear a legend substantially similar to that which is contained on the face of this Warrant.

              b. Cashless Exercise. Upon receipt of a notice of cashless exercise, the Company shall deliver to the Holder (without payment by the Holder of any exercise price) that number of Shares that is equal to the quotient obtained by dividing (x) the value of the Warrant on the date that the Warrant shall have been surrendered (determined by subtracting the aggregate exercise price for the Shares in effect on the Exercise Date from the aggregate Fair Market Value (hereinafter defined) for the Shares by (y) the Fair Market Value of one share of Common Stock. A notice of "cashless exercise" shall state the number of Shares as to which the Warrant is being exercised. "Fair Market Value" for purposes of this Section (b) shall mean the average of the Common Stock closing prices reported by the principal exchange on which the Common Stock is traded, or the last sale prices as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq") National Market or SmallCap Market, as the case may be, for the ten (10) business days immediately preceding the Exercise Date or, in the event no public market shall exist for the Common Stock at the time of such cashless exercise, Fair Market Value shall mean the fair market value of the Common Stock as the same shall be determined in the good faith discretion of the Board of Directors, after full consideration of all factors then deemed relevant by such Board in establishing such value, including by way of illustration and not limitation, the per share purchase price of Common Stock or per security convertible into one share of Common Stock of the most recent sale of shares of Common Stock or securities convertible into Common Stock by the Company after the date hereof all as evidenced by the vote of a majority of the directors then in office.

         2. Transferability of This Warrant. This Warrant is issued upon the following terms, to which each Holder consents and agrees:

              a. Until this Warrant is transferred on the books of the Company, the Company will treat the Holder of this Warrant registered as such on the books of the Company as the absolute owner hereof for all purposes without being affected by any notice to the contrary.

              b. This Warrant may not be exercised, and this Warrant and the Shares underlying this Warrant shall not be transferable, except in compliance with all applicable state and federal securities laws, regulations and orders, and with all other applicable laws, regulations and orders.

              c. The Warrant may not be transferred, and the Shares underlying this Warrant may not be transferred, without the Holder obtaining an opinion of counsel satisfactory in form and substance to the Company's counsel stating that the proposed transaction will not result in a prohibited transaction under the Securities Act of 1933, as amended ("Securities Act"), and applicable Blue Sky laws. By accepting this Warrant, the Holder agrees to act in accordance with any conditions reasonably imposed on such transfer by such opinion of counsel.

              d. Neither this issuance of this Warrant nor the issuance of the Shares underlying this Warrant have been registered under the Securities Act.

         3. Certain Covenants of the Company. The Company covenants and agrees that all Shares which may be issued upon the exercise of the rights represented by this Warrant, upon issuance and full payment for the Shares so purchased, will be duly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue hereof, except those that may be created by or imposed upon the Holder or its property, and without limiting the generality of the foregoing, the Company covenants and agrees that it will from time to time take all such actions as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the effective purchase price per share of the Common Stock issuable pursuant to this Warrant. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved free of preemptive or other rights for the exclusive purpose of issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

         4. Adjustment of Exercise Price and Number of Shares. The Exercise Price and number of Shares are subject to the following adjustments:

              a. Adjustment of Exercise Price for Stock Dividend, Stock Split or Stock Combination. In the event that (i) any dividends on any class of stock of the Company payable in Common Stock or securities convertible into or exercisable for Common Stock ("Common Stock Equivalents") shall be paid by the Company, (ii) the Company shall subdivide its then outstanding shares of Common Stock into a greater number of shares, or
         (iii) the Company shall combine its outstanding shares of Common Stock, by reclassification or otherwise, then, in any such event, the Exercise Price in effect immediately prior to such event shall (until adjusted again pursuant hereto) be adjusted immediately after such event to a price (calculated to the nearest full cent) determined by dividing (a) the number of shares of Common Stock outstanding immediately prior to such event, multiplied by the then existing Exercise Price, by (b) the total number of shares of Common Stock outstanding immediately after such event, and the resulting quotient shall be the adjusted Exercise Price per share. No adjustment of the Exercise Price shall be made if the amount of such adjustment shall be less than $.05 per share, but in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to not less than $.05 per share.

         b. Adjustment of Exercise Price for Dilutive Common Stock Issuances. If at any time prior to the exercise of this Warrant in full but following the date on which no Guarantees by the original Holder of indebtedness of the Company to Provident Bank are still outstanding, the Company shall (i) issue or sell any Common Stock Equivalents without consideration or for consideration per share (in cash, property or other assets) less than the Exercise Price per share on the date of such issuance or sale or (ii) fix a record date for the issuance of subscription rights, options or warrants to all holders of Common Stock entitling them to subscribe for or purchase Common Stock (or Common Stock Equivalents) at a price (or having an exercise or conversion price per share) less than the Exercise Price on the record date described below, the Exercise Price shall be adjusted so that the Exercise Price shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the date of such sale or issuance (which date in the event of distribution to shareholders shall be deemed to be the record date set by the Company to determine shareholders entitled to participate in such distribution) by a fraction, the numerator of which shall be (i) the number of shares of Common Stock outstanding on the date of such sale or issuance, plus
         (ii) the number of additional shares of Common Stock which the aggregate consideration received by the Company upon such issuance or sale (plus the aggregate of any additional amount to be received by the Company upon the exercise of such subscription rights, options or warrants) would purchase at such current market price per share of the Common Stock; and the denominator of which shall be (i) the number of shares of Common Stock outstanding on the date of such issuance or sale, plus (ii) the number of additional shares of Common Stock offered for subscription or purchase (or into which the Common Stock Equivalents so offered are exercisable or convertible). Any adjustments required by this paragraph shall be made immediately after such issuance or sale or record date, as the case may be. Such adjustments shall be made successively whenever such event shall occur.

              c. Adjustment of Number of Shares Purchasable on Exercise of Warrants. Upon each adjustment of the Exercise Price pursuant to this Section, the Holder shall thereafter (until another such adjustment) be entitled to purchase at the adjusted Exercise Price the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares specified in such Warrant (as adjusted as a result of all adjustments in the Exercise Price in effect prior to such adjustment) by the Exercise Price in effect prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

              d. Notice as to Adjustment. Upon any adjustment of the Exercise Price and any increase or decrease in the number of shares of Common Stock purchasable upon the exercise of the Warrant, then, and in each such case, the Company within thirty (30) days thereafter shall give written notice thereof, by first class mail, postage prepaid, addressed to each Holder as shown on the books of the Company, which notice shall state the adjusted Exercise Price and the increased or decreased number of shares purchasable upon the exercise of the Warrants, and shall set forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

              e. Effect of Reorganization, Reclassification, Merger, etc. If at any time while any Warrant is outstanding there should be any capital reorganization of the capital stock of the Company (other than the issuance of any shares of Common Stock in subdivision of outstanding shares of Common Stock by reclassification or otherwise and other than a combination of shares provided for in Section 4(a) hereof), or any consolidation or merger of the Company with another corporation, or any sale, conveyance, lease or other transfer by the Company of all or substantially all of its property to any other corporation, which is effected in such a manner that the holders of Common Stock shall be entitled to receive cash, stock, securities, or assets with respect to or in exchange for Common Stock, then, as a part of such transaction, lawful provision shall be made so that each Holder shall have the right thereafter to receive, upon the exercise hereof, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such consolidation or merger, or of the corporation to which the property of the Company has been sold, conveyed, leased or otherwise transferred, as the case may be, which the Holder would have been entitled to receive upon such capital reorganization, reclassification of capital stock, consolidation, merger, sale, conveyance, lease or other transfer, if such Warrant had been exercised immediately prior to such capital reorganization, reclassification of capital stock, consolidation, merger, sale, conveyance, lease or other transfer. In any such case, appropriate adjustments (as determined by the Board of Directors of the Company) shall be made in the application of the provisions set forth in this Warrant (including the adjustment of the Exercise Price and the number of Shares issuable upon the exercise of the Warrants) to the end that the provisions set forth herein shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter deliverable upon the exercise of the Warrants as if the Warrants had been exercised immediately prior to such capital reorganization, reclassification of capital stock, such consolidation, merger, sale, conveyance, lease or other transfer and the Warrant Holders had carried out the terms of the exchange as provided for by such capital reorganization, consolidation or merger. The Company shall not effect any such capital reorganization, consolidation, merger or transfer unless, upon or prior to the consummation thereof, the successor corporation or the corporation to which the property of the Company has been sold, conveyed, leased or otherwise transferred shall assume by written instrument the obligation to deliver to each Holder such shares of stock, securities, cash or property as in accordance with the foregoing provisions such Holder shall be entitled to purchase.

         5. No Rights as Stockholders. This Warrant shall not entitle the Holder as such to any voting rights or other rights as a stockholder of the Company.

         6. Registration Rights. At any time after the Company is eligible to file a registration statement on Form S-3, but in any event no later than January 1, 1999, the Company shall register the Shares under a registration statement (the "Registration Statement") under the Securities Act and such Blue Sky Laws of those states as are reasonably selected by the Holder. The Company shall use its best efforts to have the Registration Statement declared effective by the Securities and Exchange Commission (the "Commission") as soon as practicable. The Company shall keep the Registration Statement effective and current until the earlier to occur of (i) the date all the Shares are sold, (ii) the date all of the Shares may be sold under Rule 144(k) under the Securities Act or (iii) the expiration date of this Warrant. Except as set forth in the following sentence, the Company shall bear all expenses and fees incurred in connection with the preparation, filing, and amendment of the Registration Statement with the Commission. The Holder shall pay (i) all fees, disbursements and expenses of any counsel or expert retained by the Holder and (ii) all underwriting discounts and commissions, filing fees and any transfer or other taxes relating to the Shares included in the Registration Statement.

         7. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Minnesota.

         8. Amendments and Waivers. The provisions of this Warrant may not be amended, modified or supplemented, and waiver or consents to departures from the provisions hereof may not be given, unless the Company agrees in writing and has obtained the written consent of the Holders.

         9. Notices. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and if sent to the Holder shall be mailed, delivered, or telefaxed and confirmed to the Holder at his or her address set forth on the records of the Company; or if sent to the Company shall be mailed, delivered, or telefaxed and confirmed to Cafe Odyssey, Inc., 4801 West 81st Street, Suite 112, Bloomington, MN 55437 or to such other address as the Company or the Holder shall notify the other as provided in this Section.

         IN WITNESS WHEREOF, Cafe Odyssey, Inc. has caused this Warrant to be signed by its duly authorized officer in the date set forth above.

                                       CAFE ODYSSEY, INC.

                                       By  /s/ Stephen D. King
                                           -----------------------------------
                                       Its Chief Executive Officer
                                           -----------------------------------

                                SUBSCRIPTION FORM

         To be signed only upon exercise of Warrant.

         The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ____________________ of the shares of Common Stock of Cafe Odyssey, Inc. (the "Shares") to which such Warrant relates and herewith makes payment of $_____________ therefor in cash, certified check or bank draft and requests that a certificate evidencing the Shares be delivered to, _______________________________, the address for whom is set forth below the signature of the undersigned:

Dated:
       --------------------


                                  ----------------------------------------------
                                  (Signature)


                                  ----------------------------------------------
                                  ----------------------------------------------
                                  (Address)



                                      * * *



                                 ASSIGNMENT FORM

         To be signed only upon authorized transfer of Warrant.

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto_____________________________________ the right to purchase shares of Common Stock of Cafe Odyssey, Inc. to which the within Warrant relates and appoints____________________ attorney, to transfer said right on the books of_________________ with full power of substitution in the premises.

Dated:
       --------------------


                                  ----------------------------------------------
                                  (Signature)


                                  ----------------------------------------------
                                  ----------------------------------------------
                                  (Address)